Events occurring after the Reporting Date	12 Months Ended
Jun. 30, 2021
Disclosure of events after reporting period [text block] [Abstract]
Events occurring after the Reporting Date

Note 22. Events occurring after the Reporting Date

In May 2021, Immuron identified a transformational COVID-19 asset, for which it entered a binding contract to acquire. The company’s securities were placed in suspension by the Australian Securities Exchange (ASX) until the company met the requirements set out by the Exchange. Unfortunately, after filing an ASX In-Principal Advice Application and subsequent lengthy discussions and exchanges with the ASX, Immuron was unable to satisfy the ASX that the combined group, following the proposed acquisition, would meet the requirements of the Listing Rules. Ultimately the ASX has an absolute discretion whether to approve such a major acquisition. Immuron is now unable to satisfy the pre-conditions for this proposed acquisition due to the expiration of the existing contractual timetable and will not proceed with the proposed acquisition in its present form.

On 23 September 2021, as a result of the company not proceeding with the major transaction the ASX has lifted the suspension and the company's securities have now re-commenced trading on the ASX and NASDAQ official list.

On 24 September 2021, Mr Peter Anastasiou resigned as a director of the company.

No other matter or circumstance has occurred subsequent to period end that has significantly affected, or may significantly affect, the operations of the group, the results of those operations or the state of affairs of the group or economic entity in subsequent financial years.